UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 10, 2005
                                                           ------------

                              PAB BANKSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Georgia                       1-11823                   58-1473302
(State of Incorporation)        (Commission File Number)      (IRS Employer
                                                            Identification No.)


                3250 North Valdosta Road, Valdosta, Georgia 31602
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (229) 241-2775
                                                            -------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.                 Results of Operations and Financial Condition.

On May 10, 2005, PAB Bankshares, Inc. (the "Registrant") issued a news release announcing its financial results for the first quarter ended March 31, 2005 and the opening of a loan production office in Atlanta, Cobb County, Georgia. The news release, including financial schedules, is attached as Exhibit
99.1 to this report and is incorporated by reference into this Item 2.02.


Item 9.01.        Financial Statements and Exhibits.

                  (c) Exhibits:

                      99.1 News Release dated May 10, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PAB BANKSHARES, INC.
                                                 --------------------
                                                      (Registrant)

Date:    May 10, 2005                             /s/ Donald J. Torbert, Jr.
         ------------                             --------------------------
                                                          (Signature)
                                                  Donald J. Torbert, Jr.,
                                                  Executive Vice President and
                                                  Chief Financial Officer

EXHIBIT INDEX
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     Number           Description
     ------           -----------

       99.1           News Release dated May 10, 2005.